Employee benefits	12 Months Ended
Dec. 31, 2012
Employee benefits [Abstract]
Employee benefits

17. Employee benefits

Bonus plan

Our bonus expenses for all participants of all bonus plans were:

Year ended December 31 (in thousands)	2012 EUR	2011 EUR	2010 EUR

Bonus expenses	16,474	15,557	12,489

Bonus expenses include an amount of EUR 1.8 million (2011: EUR 1.7 million; 2010: EUR 1.6 million) in relation to the short-term incentive (“STI”) cash bonus for the Board of Management (we refer to Note 21) and EUR 0.1 million (2011: EUR 0.7 million; 2010: EUR 1.2 million) in relation to the Brion retention bonus plan.

ASML has a performance related bonus plan for senior management, who are not members of the Board of Management. Under this plan, the bonus amount is dependent on actual performance against corporate, departmental and personal targets. The bonus for members of senior management can range between 0.0 percent and 40.0 percent, or 0.0 percent and 70.0 percent, of their annual salaries, depending upon their seniority. The performance targets are set for each half year. The bonus of the first half of 2012 was paid in the second half of 2012. The bonus of the second half is accrued for in the consolidated balance sheet as of December 31, 2012 and is expected to be paid in the first quarter of 2013. Our bonus expenses under this plan were:

Year ended December 31 (in thousands)	2012 EUR	2011 EUR	2010 EUR

Bonus expenses	14,588	13,131	9,694

Profit-sharing plan

ASML has a profit-sharing plan covering all European and US non-sales employees who are not members of the Board of Management or senior management. Under the plan, eligible employees receive an annual profit-sharing, based on a percentage of net income relative to sales ranging from 0.0 to 20.0 percent of annual salary. The profit sharing for the years 2012, 2011 and 2010 was 18.0 percent or EUR 64.5 million, 20.0 percent or EUR 64.0 million and 18.0 percent or EUR 52.2 million, respectively. Our profit is also one of the criteria for the individual variable pay programs for employees in Asia and employees eligible to the sales reward plan which amount to EUR 24.4 million for 2012 (including EUR 2.6 million for the sales reward plan), EUR 23.2 million for 2011 and EUR 23.1 million for 2010.

Share-based compensation

We have adopted various share (option) plans for our employees. Each year, the Board of Management determines, by category of ASML personnel, the total available number of stock options and maximum number of shares that can be granted in that year. The determination is subject to the approval of our Supervisory Board. For members of the Board of Management ASML has separate share-based payment plans, for details on service and vesting conditions see below and for additional information see note 21. Our current share-based payment plans do not provide cash settlement of options and shares.

The total gross amount of recognized compensation expenses associated with share-based payments (including share – based payments to the Board of Management) was EUR 18.7 million in 2012, EUR 12.4 million in 2011 and EUR 12.1 million in 2010. The tax benefit recognized related to the recognized expenses amounts to EUR 0.9 million in 2012, EUR 0.5 million in 2011 and EUR 1.0 million in 2010.

Total compensation expenses related to non-vested awards to be recognized in future periods amount to EUR 30.4 million as per December 31, 2012 (2011: EUR 23.3 million; 2010: EUR 16.7 million). The weighted average period over which these costs are expected to be recognized is calculated at 2.0 years (2011: 1.9 years; 2010: 2.0 years).

Option plans

Options granted under ASML’s stock option plans have fixed exercise prices equal to the closing price of our ordinary shares on NYSE Euronext Amsterdam or NASDAQ on the applicable grant-dates. Granted stock options generally vest over a three-year period with any unexercised stock options expiring ten years after the grant-date.

ASML has five different stock option plans:

•	Employee plan
•	Option purchase plan
•	Brion stock option plan
•	Senior management plan
•	Stock option extension plan

The Option purchase plan and Stock option extension plan have no service and vesting conditions. The other plans typically have a three to four year service condition. Furthermore senior management and Board of Management plans have vesting conditions based on performance. The fair value of the stock options is determined using a Black-Scholes option valuation model.

The Black-Scholes option valuation of our stock options is based on the following assumptions:

Year ended December 31	2012	2011	2010

Weighted average share price (in EUR)	40.3	28.0	24.1
Volatility (in percentage)	25.6	37.8	36.4
Expected life (in years)	5.0	4.8	4.6
Risk free interest rate	2.1	2.9	2.5
Expected dividend yield (in EUR)	1.45	1.25	1.06
Forfeiture rate[1]	-	-	-

1	As of year end for each of the three years ended December 31, forfeitures are estimated to be nil.

When establishing the expected life assumption we annually take into account the contractual terms of the stock options as well as historical employee exercise behavior.

Other details with respect to stock options are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2012	2011	2010	2012	2011	2010

Weighted average fair value of stock options granted	8.97	8.28	8.22	11.87	10.42	11.10
Weighted average share price at the exercise date of stock options	40.45	29.39	25.77	50.88	41.94	33.79
Aggregate intrinsic value of stock options exercised (in thousands)	71,331	30,204	22,720	12,684	11,323	13,669
Aggregate remaining contractual term of currently exercisable options (years)	3.59	2.08	2.86	3.17	1.80	2.59
Aggregate intrinsic value of exercisable stock options (in thousands)	34,438	39,384	54,109	21,882	20,492	25,780
Aggregate intrinsic value of outstanding stock options (in thousands)	35,671	45,141	65,240	22,433	20,791	28,024

The number and weighted average exercise prices of stock options as of December 31, 2012, and changes during the year then ended are presented below:

	EUR-denominated		USD-denominated
	Number of options	Weighted average exercise price per ordinary share (EUR)	Number of options	Weighted average exercise price per ordinary share (USD)

Outstanding, January 1, 2012	5,133,659	24.48	1,792,305	34.01
Granted	32,240	39.52	11,041	51.79
Exercised	(2,928,641)	16.07	(362,071)	15.87
Forfeited	(5,530)	18.22	(350)	33.75
Expired	(1,103,566)	55.45	(946,089)	48.98

Outstanding, December 31, 2012	1,128,162	16.38	494,836	19.06
Exercisable, December 31, 2012	1,060,262	15.52	472,586	18.09

Details with respect to the stock options outstanding are set out in the following table:

EUR-denominated			USD-denominated
Range of exercise prices (EUR)	Number of outstanding options at December 31, 2012	Weighted average remaining contractual life of outstanding options (years)	Range of exercise prices (USD)	Number of outstanding options at December 31, 2012	Weighted average remaining contractual life of outstanding options (years)

0 - 10	-	-	0 - 10	55,260	2.75
10 - 15	602,473	3.00	10 - 15	230,215	1.64
15 - 20	292,093	3.91	15 - 20	5,424	5.80
20 - 25	176,120	5.18	20 - 25	101,697	4.49
25 - 40	30,422	8.77	25 - 40	90,116	6.16
40 - 50	27,054	9.79	40 - 50	2,077	8.66
50 - 60	-	-	50 - 60	10,047	9.70

Total	1,128,162	3.89	Total	494,836	3.41

In 2012, 2011 and 2010 only repurchased shares were used to satisfy the option rights upon exercise. For more information with respect to repurchased shares we refer to Note 27.

Share plans

Shares granted under ASML’s share plans include a three to four year service period and for some plans performance conditions. The fair value of shares is determined based on the closing trading price of our shares on NYSE Euronext Amsterdam or NASDAQ on the grant date.

ASML has six different share plans:

•	Employee plan
•	Share purchase plan
•	New hire performance share plan
•	Brion performance share plan
•	Senior management plan
•	Board of management performance share plan (we refer to Note 21)

The Share purchase plan has no service and vesting conditions. The employee plan has only service conditions. The other plans have service conditions which are similar and have vesting conditions which are based on performance.

Details with respect to shares are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2012	2011	2010	2012	2011	2010

Total fair value at vesting date of shares vested during the year (in thousands)	16,179	9,155	6,165	5,392	1,956	8,856
Weighted average fair value of shares granted	36.15	28.09	23.51	47.71	39.00	31.66

A summary of the status of conditionally outstanding shares as of December 31, 2012, and changes during the year ended December 31, 2012, is presented below:

	EUR- denominated Number of shares	Weighted average fair value at grant date (EUR)	USD- denominated Number of shares	Weighted average fair value at grant date (USD)

Conditional shares outstanding at January 1, 2012	1,479,297	24.19	264,891	32.35
Granted	678,505	36.15	110,465	47.71
Vested/Issued	(421,902)	20.88	(106,500)	31.05
Forfeited	(42,290)	19.91	(19,762)	37.55

Conditional shares outstanding at December 31, 2012	1,693,610	29.92	249,094	40.71

Other plans

Stock Option Extension Plans and Financing

In 2002, employees were offered an extension of the option period for options granted in 2000. As a result the option period was extended until 2012. Employees who accepted the extension became subject to additional exercise periods in respect of their options. At the modification date, there was no intrinsic value of the modified award because the exercise price under each plan still exceeded ASML’s stock price on the modification date. As a result, these stock option extensions did not result in recognition of any additional compensation expense in accordance with ASC 718.

Stock option plans that were issued before 2001 were constructed with a virtual financing arrangement in compliance with the applicable laws and after obtaining the necessary corporate approvals, whereby ASML loaned the tax value of the options granted to employees subject to the Dutch tax-regime. The interest-free loans issued under this arrangement were repayable to ASML on the exercise date of the respective option, provided that the option was actually exercised. If the options expired unexercised, the loans were forgiven. ASML’s Supervisory Board approved the Stock Option Plans 2000 at the time, including the interest-free loans, as these were part of the Stock Option Plan.

In 2006, we launched a stock option plan for Dutch employees holding stock options granted in 2000 (option “A”), which expired in 2012. In this plan we granted options (option “B”) which only became effective after option “A” expired unexercised in 2012. During 2012 option type “A” expired and option type “B” has been fully exercised and all amounts due to ASML under the virtual financing arrangement were repaid upon exercise of the option. No amounts are outstanding under this virtual financing arrangement as of December 31, 2012. No compensation expenses in relation to these specific Stock Option Extension Plans are recognized in the consolidated statements of operations for the years 2012, 2011 and 2010.

Employee Purchase Plan

Every quarter, ASML offers its worldwide payroll employees the opportunity to buy ASML shares or ASML stock options against fair value out of their net salary. The fair value for shares is determined based on the closing price of the ordinary shares on NYSE Euronext Amsterdam on the grant-date. The fair value of the stock options is determined using a Black-Scholes option valuation model. For the assumptions on which the Black-Scholes option valuation model is used, see the disclosure above under the caption “Option Plans”. The maximum net amount for which employees can participate in the plan amounts to 10.0 percent of gross base salary. When employees retain the shares and/or stock options for a minimum of 12 months, ASML will pay out a 20.0 percent cash bonus on the net invested amount.

Deferred compensation plans

In July 2002, ASML adopted a non-qualified deferred compensation plan for its United States employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows ASML to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least three years after deferral. There were minor expenses relating to this plan in 2012, 2011 and 2010. As of December 31, 2012, and 2011, our liability under the deferred compensation plan was EUR 11.8 million and EUR 10.2 million, respectively.

Pension plans

ASML maintains various pension plans covering substantially all of its employees. Our employees in the Netherlands, 4,778 in full-time equivalents (“FTEs”), participate in a multi-employer union plan (“Bedrijfstakpensioenfonds Metalektro” “PME”) determined in accordance with the collective bargaining agreements effective for the industry in which ASML operates. This collective bargaining agreement has no expiration date. This multi-employer union plan covers approximately 1,220 companies and approximately 150,000 contributing members. ASML’s contribution to the multi-employer union plan is less than 5.0% of the total contribution to the plan as per the annual report for the year ended December 31, 2011. The plan monitors its risks on a global basis, not by company or employee, and is subject to regulation by Dutch governmental authorities. By law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. This coverage ratio must exceed 104.25 percent for the total plan. Every company participating in a Dutch multi-employer union plan contributes a premium calculated as a percentage of its total pensionable salaries, with each company subject to the same percentage contribution rate. The premium can fluctuate yearly based on the coverage ratio of the multi-employer union plan. The pension rights of each employee are based upon the employee’s average salary during employment.

ASML’s net periodic pension cost for this multi-employer union plan for any period is the amount of the required contribution for that period. A contingent liability may arise from, for example, possible actuarial losses relating to other participating entities because each entity that participates in a multi-employer union plan shares in the actuarial risks of every other participating entity or any responsibility under the terms of a plan to finance any shortfall in the plan if other entities cease to participate.

The coverage ratio of the multi-employer union plan increased to 93.9 percent as of December 31, 2012 (December 31, 2011: 90.0 percent). Because of the low coverage ratio, PME prepared and executed a so-called “Recovery Plan” which was approved by De Nederlandsche Bank (the Dutch central bank, which is the supervisor of all pension companies in the Netherlands). Due to the low coverage ratio and according to the obligation of the “Recovery Plan” the pension premium percentage is 24.0 in both 2013 and 2012. The coverage ratio is calculated by dividing the fund’s capital by the total sum of pension liabilities and is based on actual market interest.

ASML also participates in several defined contribution pension plans, with ASML’s expenses for these plans equaling the contributions made in the relevant period.

Our pension and retirement expenses for all employees for the three years ended December 31, 2012, 2011 and 2010 were:

Year ended December 31 (in thousands)	2012 EUR	2011 EUR	2010 EUR

Pension plan based on multi-employer union plan	34,525	31,819	29,643
Pension plans based on defined contribution	15,773	14,128	10,950

Pension and retirement expenses	50,298	45,947	40,593